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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 17, 1997




                                 CVS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



            DELAWARE                        1-1011                       05-0494040
(State or Other Jurisdiction of    (Commission File Number)    (IRS Employer Identification No.)
         Incorporation)




                1 CVS DRIVE                                   02895
          WOONSOCKET, RHODE ISLAND                          (Zip Code)
  (Address of Principal Executive Offices)




                                 (401) 765-1500
              (Registrant's telephone number, including area code)




          (Former Name or Former Address, if Changed Since Last Report)







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        ITEM 5.  OTHER EVENTS.

        On July 17, 1997, CVS Corporation ("CVS") issued a press release announcing financial results for the second quarter ended June 28, 1997. All reported financial results reflect the treatment of CVS' acquisition of Revco D.S., Inc. on May 29, 1997 as a pooling of interests.

        A copy of CVS' press release dated July 17, 1997 described above is attached hereto as Exhibit 99.1, and by this reference made a part hereof.





     ITEM 7.    FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL
                INFORMATION AND EXHIBITS

     Exhibit 99.1   Press Release Dated July 17, 1997



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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CVS CORPORATION


Dated:   July 17, 1997                  By: /s/ Charles Conaway
                                            Name:   Charles Conaway
                                            Title:  Chief Financial Officer


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                                INDEX TO EXHIBITS





EXHIBIT NO.                                DESCRIPTION



Exhibit 99.1                   Press Release dated July 17, 1997


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